UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 30, 2004


                            PENN OCTANE CORPORATION
             (Exact name of registrant as specified in its charter)


      Delaware                     000-24394                52-1790357
      (State of                    (Commission              (IRS Employer
      Incorporation)               File Number)             Identification No.)


      77-530 Enfield Land, Bldg D
      Palm Desert, California                               92211
      (Address of principal executive offices)              (Zip Code)

                                 (760) 772-9080
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     On September 30, 2004, Penn Octane Corporation ("Penn Octane" or the "Company") completed the transfer of a major portion of its physical assets to the operating subsidiary of Rio Vista Energy Partners L.P. ("Rio Vista"), followed immediately by the distribution to Penn Octane's common stockholders of Penn Octane's 100% common units of Rio Vista, previously a wholly-owned subsidiary of Penn Octane, in accordance with the description of such transactions contained in the registration statement on Form 10 filed by Rio Vista with the Securities and Exchange Commission ("SEC") on August 26, 2004, as amended by Amendment No. 1 thereto filed with the SEC on September 16, 2004 (SEC File No. 000-50394) (the "Form 10"). The transfer of such assets and the distribution of the Rio Vista common units were conducted in accordance with the terms of the Distribution Agreement, the Omnibus Agreement, the Purchase Agreement for LPG, the Contribution, Conveyance and Assumption Agreement and the Conveyance Agreement described in Penn Octane's Current Report on Form 8-K ("Prior Form 8-K") filed by Penn Octane with the SEC on September 22, 2004.
Penn  Octane  retained  its  2%  general  partner  interest  in  Rio  Vista.

TRANSFERRED ASSETS

     The following assets of Penn Octane were transferred to the operating subsidiary of Rio Vista effective as of 4:58 p.m. on September 30, 2004:

Brownsville Terminal Facilities:
     Building
     LPG Terminal facilities
     Tank Farm
     Leasehold improvements
     Capital construction in progress
     Equipment

US Pipelines and Rights Of Way:
     6" and 8" (Brownsville  terminal to US Border)
     Various rights of way obtained in connection with operation of US Pipelines between  Brownsville  Terminal  and  US  Border
Other:
     Land acquired in Brownsville in vicinity of the US Pipelines between Brownsville
       Terminal  and  US  border
     Inventory  located  in  storage  tanks and pipelines located in Brownsville
       (and extending to storage and pipelines located in assets held by the Mexican subsidiaries)

Contracts and Leases (assumed and/or assigned):
     Lease  Agreements
          Port  of  Brownsville
               LPG  Terminal  Facility
               Tank  Farm  Lease
     US  State  Department  Permit
     Other licenses and permits in connection with ownership and operation of the US pipelines between Brownsville and US border

Investment in Subsidiaries:
     Penn Octane de Mexico, S. de R.L. de C.V., consisting primarily of a permit to transport LPG from the Mexican Border to the Matamoros Terminal Facility

     Termatsal, S. de R.L. de C.V., consisting primarily of land, LPG terminal facilities, Mexican pipelines and rights of way, and equipment used in the transportation of LPG from the Mexican border to the Matamoros terminal facility and various LPG terminal equipment located in the vicinity of Saltillo, Mexico.

     Penn Octane International LLC

Other
     Option to acquire Tergas, S.A. de C.V.


RELATIONSHIP OF PENN OCTANE AND RIO VISTA

     Rio Vista will own and operate the liquefied petroleum gas ("LPG"), distribution, transportation and marketing business previously conducted by Penn Octane primarily consisting of the terminal facilities and all other operating assets located in Brownsville, Texas and Matamoros, Mexico. Pursuant to the Purchase Contract for LPG, Rio Vista will purchase all of its LPG from Penn Octane for sales to the Mexican market to the extent Penn Octane is able to supply sufficient quantities of LPG to meet Rio Vista's needs. Pursuant to the Omnibus Agreement, Penn Octane will furnish to Rio Vista general administration and support services, including accounting, treasury, engineering, information technology, insurance, administration of employee benefit and incentive compensation plans. Penn Octane owns an indirect ownership of a 2% general partner interest in Rio Vista held by Rio Vista's general partner, Rio Vista GP LLC, a Delaware limited liability company that is currently wholly owned by Penn Octane. However, Penn Octane's indirect 2% general partner interest in Rio Vista is expected to be decreased to 1% as a result of the exercise by each of Shore Capital LLC, designee of Richard Shore, Jr., President of Penn Octane, and Jerome B. Richter, Chief Executive Officer of Penn Octane, of an option to acquire 25% of the limited liability company interests of Rio Vista's general partner causing Penn Octane's ownership in the general partner of Rio Vista to be decreased from 100% to 50%. Mr. Shore and Mr. Richter are each members of the board of directors of Penn Octane and the board of managers of Rio Vista. Penn Octane and Rio Vista are parties to the Distribution Agreement, the Omnibus Agreement, the Purchase Agreement for LPG, the Contribution,

Conveyance and Assumption Agreement and the Conveyance Agreement described in the Prior Form 8-K. Copies of each of the foregoing agreements are filed as exhibits to the Form 10.

FURTHER INFORMATION

     Further information regarding the transactions and agreements described above may be found in the Form 10 and the Prior Form 8-K.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES

     On September 30, 2004, pursuant to the terms of an employment agreement dated as of May 13, 2003 with Richard Shore, Jr., President of Penn Octane, the Company issued to Shore Capital, LLC, the designee of Mr. Shore, a warrant to purchase 763,737 shares of Penn Octane's common stock at an exercise price of $1.14 per share. The warrant is exercisable beginning on October 1, 2004, and expires on July 10, 2006. This issuance was granted as compensation to Mr. Shore for past and future services and was exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) thereof because neither the issuance nor the exercise of the warrant involves any public offering of securities.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     (b)  Pro Forma Financial Information

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PENN OCTANE CORPORATION


                                   By:   /s/ Ian T. Bothwell
                                      ----------------------
                                      Name:  Ian T. Bothwell
                                      Title:  Vice President, Treasurer,
                                         Assistant Secretary, Chief
                                         Financial Officer and Principal
                                         Accounting Officer

Date: October 6, 2004

                    PENN OCTANE CORPORATION AND SUBSIDIARIES


        Unaudited Pro Forma Condensed Consolidated Financial Information

The following unaudited pro forma condensed consolidated financial information for Penn Octane give effects to the asset transfer and the resulting allocation of sales, cost of goods sold and expenses, and to certain pro forma adjustments. The unaudited pro forma condensed consolidated statement of income for the year ended July 31, 2003 assumes that the above transaction was consummated as of August 1, 2002. The unaudited pro forma condensed consolidated balance sheet at July 31, 2003 assumes that the transaction was consummated on July 31, 2003. The unaudited pro forma condensed consolidated statement of income for the nine months ended April 30, 2004 assumes that the above transaction was consummated as of August 1, 2003. The unaudited pro forma condensed consolidated balance sheet at April 30, 2004 assumes that the transaction was consummated on April 30, 2004. Because Penn Octane has control of Rio Vista by virtue of its ownership and related voting control of the general partner, Rio Vista has been consolidated with Penn Octane and the interests of the limited partners have been classified as minority interests in the unaudited pro forma condensed consolidated financial information.

Rio Vista will be liable as guarantor for the Company's collateralized debt and will continue to pledge all of its assets as collateral. Rio Vista may also be prohibited from making any distributions to unit holders if it would cause an event of default, or if an event of default is existing, under the Company's revolving credit facilities, or any other covenant which may exist under any other credit arrangement or other regulatory requirement at the time.

The Spin-Off is a taxable transaction for federal income tax purposes (and may also be taxable under applicable state, local and foreign tax laws) to both the Company and its stockholders. The Company intends to treat the Spin-Off as a "partial liquidation" for federal income tax purposes. A "partial liquidation" is defined under Section 302(e) of the Code as a distribution that (i) is "not essentially equivalent to a dividend," as determined at the corporate level, which generally requires a genuine contraction of the business of the corporation, (ii) constitutes a redemption of stock and (iii) is made pursuant to a plan of partial liquidation and within the taxable year in which the plan is adopted or within the succeeding taxable year.

The Company may have a federal income tax liability in connection with the Spin-Off. If the income tax liability resulting from the Spin-Off is greater than $2,500,000, Rio Vista has agreed to indemnify the Company for any tax liability resulting from the transaction which is in excess of that amount.

                                          PENN OCTANE CORPORATION AND SUBSIDIARIES
                                            PRO FORMA CONSOLIDATED BALANCE SHEET

                                                        JULY 31, 2003
                                                         (UNAUDITED)

                                                       AS REPORTED           PRO FORMA          PRO FORMA
                                                      JULY 31, 2003         ADJUSTMENTS       JULY 31, 2003
                                                   --------------------  ------------------  ---------------
ASSETS:
Current Assets
  Cash                                             $            71,064   $         154,669 (1)  $   225,733
  Restricted cash                                            3,404,782                   -        3,404,782
  Trade accounts receivable, net                             4,143,458                   -        4,143,458
  Inventories                                                  878,082                   -          878,082
  Assets held for sale                                         720,000                   -          720,000
  Prepaid expenses and other current assets                    476,109                              476,109
                                                   --------------------  ------------------  ---------------
   Total Current Assets                                      9,693,495             154,669        9,848,164

  Investment in Subsidiary                                           -          15,466,943 (2)            -
                                                                                  (154,669)(1)
                                                                               (15,033,939)(3)
                                                                                  (216,502)(5)
                                                                                   (61,833)(6)
 Property Plant And Equipment - net                         17,677,830         (15,466,943)(2)   17,677,830
                                                                                15,466,943 (5)
 Lease rights (net of accumulated amortization of
   $707,535)                                                   446,504                   -          446,504
 Other non-current assets                                       19,913                   -           19,913
                                                   --------------------  ------------------  ---------------
    Total Assets                                   $        27,837,742   $         154,669   $   27,992,411
                                                   ====================  ==================  ===============

                                       PENN OCTANE CORPORATION AND SUBSIDIARIES
                                    PRO FORMA CONSOLIDATED BALANCE SHEET-CONTINUED

                                                    JULY 31, 2003
                                                     (UNAUDITED)

                                                               AS REPORTED           PRO FORMA           PRO FORMA
                                                              JULY 31, 2003         ADJUSTMENTS        JULY 31, 2003
                                                            -----------------  ---------------------  ---------------
LIABILITIES AND STOCKHOLDERS' EQUITY:
Current Liabilities
  Current maturities of long-term debt                      $        746,933   $                  -   $      746,933
  Short-term debt                                                  1,744,128                      -        1,744,128
  Revolving line of credit                                                 -                      -                -
  LPG trade accounts payable                                       7,152,098                      -        7,152,098
  Other accounts payable                                           2,470,880                      - (10)   2,470,880
  Foreign taxes payable                                               60,000                      -           60,000
  Accrued liabilities                                              1,083,966                      -        1,083,966
                                                            -----------------  ---------------------  ---------------
    Total Current Liabilities                                     13,258,005                      -       13,258,005
                                                            -----------------  ---------------------  ---------------
Long-term debt, less current maturities                               60,000                      -           60,000

Commitments and contingencies                                              -                      -                -

Minority interest in equity earnings of subsidiary                         -             15,250,441 (4)   15,250,441

Stockholders Equity:
   Common stock - $.01 par value, 25,000,000 shares
      Authorized; 15,274,749 shares issued and outstanding           152,747                      -          152,747

Additional paid-in-capital                                        28,298,301            (15,250,441)(4)   28,985,643
                                                                                         15,250,441 (5)
                                                                                            687,342 (6)
Notes receivable from an officer and another party for
   Exercise of warrants, net of reserves of $535,736              (2,897,520)                     -       (2,897,520)
Accumulated deficit                                              (11,033,791)              (749,175)(6)   26,816,905)
                                                                                        (15,033,939)(3)
                                                                                                  - (10)
                                                            -----------------  ---------------------  ---------------
    Total Stockholders' equity                                    14,519,737            (15,095,772)        (576,035)
                                                            -----------------  ---------------------  ---------------
      Total Liabilities and Stockholders' equity            $     27,837,742   $            154,669   $   27,992,411
                                                            =================  =====================  ===============

                                        PENN OCTANE CORPORATION AND SUBSIDIARIES
                                     PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                                                YEAR ENDED JULY 31, 2003
                                                      (UNAUDITED)


                                                            AS REPORTED                                   PRO FORMA
                                                          AUGUST 1, 2002 -       PRO FORMA             AUGUST 1, 2002-
                                                           July 31, 2003        ADJUSTMENTS             July 31, 2003
                                                         ------------------  ------------------       -----------------
Revenues                                                 $     162,489,565   $               -        $    162,489,565

Cost of goods sold                                             152,375,349                   -             152,375,349
                                                         ------------------  ------------------       -----------------

Gross Profit                                                    10,114,216                   -              10,114,216
                                                         ------------------  ------------------       -----------------
Selling, general and administrative expenses
  Legal and professional fees                                    2,597,065                   -               2,597,065
  Salaries and payroll related expenses                          2,411,843             749,175   (7)         3,161,018
  Other                                                          1,380,009                   -               1,380,009
                                                         ------------------  ------------------       -----------------
                                                                 6,388,917             749,175               7,138,092
                                                         ------------------  ------------------       -----------------

    Operating income (loss)                                      3,725,299            (749,175)              2,976,124
Other income (expense)
    Interest and LPG financing expense                          (1,757,664)                  -             ( 1,757,664)
    Interest income                                                 95,327                   -                  95,327
    Settlement of litigation                                    (  145,153)                  -             (   145,153)
    Minority interest in equity earnings of subsidiary                   -         ( 1,997,499)  (8)      (  1,997,499)
                                                         ------------------  ------------------       -----------------
         Income (loss) before taxes                              1,917,809         ( 2,746,674)              ( 828,865)

Provision (benefit) for income taxes                             (  40,000)                  -  (10)           (40,000)
                                                         ------------------  ------------------       -----------------

    Net income (loss)                                    $       1,957,809   $(      2,746,674)       $       (788,865)
                                                         ==================  ==================       =================


Net income (loss) per common share                       $            0.13                            $           (.05)
                                                         ==================                           =================

Net income (loss) per common share assuming dilution     $            0.13                            $           (.05)
                                                         ==================                           =================

Weighted average common shares outstanding                      15,035,220                                  15,035,220
                                                         ==================                           =================

                     PENN OCTANE CORPORATION AND SUBSIDIARIES
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

                            YEAR ENDED JULY 31, 2003

                                   (UNAUDITED)

The following unaudited pro forma condensed consolidated financial information (Pro Forma Statements) for Penn Octane give effect to the spin off of 100% of the limited partner units of Rio Vista to the common stockholders of Penn Octane (Spin-Off). The Pro Forma Statements are based on the available information and contain certain assumptions that Penn Octane deems appropriate. The Pro Forma Statements do not purport to be indicative of the financial position or results of operations of Penn Octane had the Spin-Off occurred on the dates indicated, nor are the Pro Forma Statements necessarily indicative of the future financial position or results of operations of Penn Octane. The Pro Forma Statements should be read in conjunction with the consolidated balance sheet of Penn Octane.

BALANCE SHEET:

The unaudited pro forma condensed consolidated balance sheets assume that such transactions were consummated on July 31, 2003.

     (1) To record the exercise of the options granted to Shore and Mr. Richter to each acquire 25% of the limited liability company interests of the general partner of Rio Vista.
     (2) To reflect the transfer of assets from Penn Octane to Rio Vista in exchange for limited and general partnership interests.
     (3) To record the Spin-Off of Penn Octane's limited partnership interests in Rio Vista to its stockholders.
     (4)  To  reflect  minority  interest  in  the  equity  of  Rio  Vista.
     (5)  To  eliminate  intercompany  transactions  between Penn Octane and Rio
          Vista.
     (6) Represents the estimated intrinsic value associated with the (i) options granted to Shore and Mr. Richter to acquire a 50% interest in the general partner and (ii) options granted to Shore to acquire a 5% limited partnership interest in Rio Vista and 5% interest in the common Shore of Penn Octane.
     (10) Taxable income, if any, resulting from the Spin-Off is assumed to be offset at July 31, 2003 by existing net operating loss carryforwards.

INCOME STATEMENT:

The unaudited pro forma condensed consolidated statements of income for the year ended July 31, 2003 assume that the Spin-Off was consummated as of August 1, 2002.

     (7) Represents the estimated intrinsic value associated with the (i) options granted to Shore and Mr. Richter to acquire a 50% interest in the general partner and (ii) options granted to Shore to acquire a 5% limited partnership interest in Rio Vista and 5% interest in the common shares of Penn Octane.
     (8)  To  record  minority  interest  in  earnings  of  Rio  Vista.
     (9) Proforma earnings per share has been calculated based on pro forma weighted average shares outstanding for the year ended July 31, 2003.
     (10) Taxable income, if any, resulting from the Spin-Off is assumed to be offset at July 31, 2003 by existing net operating loss carryforwards.

     (11) Penn Octane anticipates that it will incur additional direct costs, including tax related services, public listing fees and transfer fees resulting from Rio Vista becoming publicly traded.

                               PENN OCTANE CORPORATION AND SUBSIDIARIES
                                 PRO FORMA CONSOLIDATED BALANCE SHEET
                                            APRIL 30, 2004
                                              (UNAUDITED)


                                                   AS REPORTED      PRO FORMA             PRO FORMA
                                                 APRIL 30, 2004    ADJUSTMENTS         APRIL 30, 2004
                                                 ---------------  --------------       ---------------
ASSETS:
Current Assets
  Cash                                           $        17,570  $     150,440   (1)  $       168,010
    Restricted cash                                    4,726,845              -              4,726,845
  Trade accounts receivable, net                       6,853,054              -              6,853,054
       Inventories                                       828,798              -                828,798
    Assets held for sale                                       -              -                      -
      Prepaid expenses and other current assets          183,697                               183,697
                                                 ---------------  --------------       ---------------
    Total Current Assets                              12,609,964        150,440             12,760,404
    Investment in Subsidiary                                   -     15,044,014   (2)                -
                                                                      ( 150,440)  (1)
                                                                   ( 14,622,850)  (3)
                                                                      ( 210,582)  (5)
                                                                        (60,142)  (6)

 Property Plant And Equipment - net                   16,993,392   ( 15,044,014)  (2)       16,993,392
                                                                     15,044,014   (5)
 Lease rights - net                                      412,157              -                412,157
 Other non-current assets                                 18,130              -                 18,130
                                                 ---------------  --------------       ---------------
     Total Assets                                $    30,033,643  $     150,440        $    30,184,083
                                                 ===============  ==============       ===============

                                         PENN OCTANE CORPORATION AND SUBSIDIARIES
                                      PRO FORMA CONSOLIDATED BALANCE SHEET-CONTINUED
                                                      APRIL 30, 2004
                                                        (UNAUDITED)


                                                                   AS REPORTED            PRO FORMA          PRO FORMA
                                                                 APRIL 30, 2004          ADJUSTMENTS       APRIL 30, 2004
                                                              ---------------------  -------------------  ----------------
LIABILITIES AND STOCKHOLDERS' EQUITY:
Current Liabilities
    Current maturities of long-term debt                      $            162,694   $                -   $       162,694
    Short-term debt                                                              -                    -                 -
    Revolving line of credit                                                     -                    -                 -
    LPG trade accounts payable                                           8,869,912                    -         8,869,912


    Other accounts payable                                               1,369,315                    -  (10)   1,369,315


    Foreign taxes payable                                                   43,914                    -            43,914
    Accrued liabilities                                                  1,062,197                    -         1,062,197
                                                              ---------------------  -------------------  ----------------
      Total Current Liabilities                                         11,508,032                    -        11,508,032
                                                              ---------------------  -------------------  ----------------
  Long-term debt, less current maturities                                1,706,220                    -         1,706,220

Commitments and contingencies                                                    -                    -                 -

  Minority interest in equity earnings of subsidiary                             -           14,833,432  (4)   14,833,432

  Stockholders' Equity:
     Common stock - $.01 par value, 25,000,000 shares
        authorized; 15,285,245 shares issued and outstanding               152,852                    -           152,852

  Additional paid-in-capital                                            28,460,971          (14,833,432) (4)   28,648,137
                                                                                             14,833,432  (5)
                                                                                                187,166  (6)

  Notes receivable from an officer and another party for
     exercise of warrants, net of reserves of $468,693                  (2,728,000)                   -        (2,728,000)
  Accumulated deficit                                                   (9,066,432)            (247,308) (6)  (23,936,590)
                                                                                            (14,622,850) (3)
                                                                                                       - (10)
                                                              ---------------------  -------------------  ----------------
      Total Stockholders' equity                                        16,819,391          (14,682,992)        2,136,399
                                                              ---------------------  -------------------  ----------------
        Total Liabilities and Stockholders' equity            $         30,033,643   $          150,440   $    30,184,083
                                                              =====================  ===================  ================

                                        PENN OCTANE CORPORATION AND SUBSIDIARIES
                                     PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                            NINE MONTHS ENDED APRIL 30, 2004

                                                       (UNAUDITED)


                                                            AS REPORTED                                    PROFORMA
                                                          AUGUST 1, 2003 -        PROFORMA              AUGUST 1, 2003-
                                                           APRIL 30, 2004       ADJUSTMENTS             APRIL 30, 2004
                                                         ------------------  ------------------        -----------------
Revenues                                                 $     131,957,252   $               -         $    131,957,252

Cost of goods sold                                             124,378,138                   -              124,378,138
                                                         ------------------  ------------------        -----------------

Gross Profit                                                     7,579,114                   -                7,579,114
                                                         ------------------  ------------------        -----------------

Selling, general and administrative expenses
  Legal and professional fees                                    1,542,254                   -                1,542,254
  Salaries and payroll related expenses                          1,747,941             925,786    (7)         2,673,727
  Other                                                            992,756                   -                  992,756
                                                         ------------------  ------------------        -----------------
                                                                 4,282,951             925,786                5,208,737

Reduction of value on asset held for sale                        ( 500,000)                  -                ( 500,000)
                                                         ------------------  ------------------        -----------------

    Operating income (loss)                                      2,796,163            (925,786)               1,870,377

Other income (expense)
    Interest and LPG financing expense                          (1,047,380)                  -               (1,047,380)
    Interest income                                                 54,992                   -                   54,992
    Other income                                                   210,000                   -                  210,000
    Minority interest in equity earnings of subsidiary                   -         ( 1,819,775)   (8)        (1,819,775)
                                                         ------------------  ------------------        -----------------
         Income (loss) before taxes                              2,013,775         ( 2,745,561)               ( 731,786)

Provision (benefit) for income taxes                                46,414                   -   (10)            46,414
                                                         ------------------  ------------------        -----------------

    Net income (loss)                                    $       1,967,361   $(      2,745,561)        $       (778,200)
                                                         ==================  ==================        =================


Net income (loss) per common share
                                                         $            0.13                             $          ( .05)
                                                         ==================                            =================

Net income (loss) per common share assuming dilution
                                                         $            0.13                             $          ( .05)
                                                         ==================                            =================

Weighted average common shares outstanding
                                                                15,312,301                                   15,312,301
                                                         ==================                            =================

                    PENN OCTANE CORPORATION AND SUBSIDIARIES
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

                        NINE MONTHS ENDED APRIL 30, 2004

                                   (UNAUDITED)

The following unaudited pro forma condensed consolidated financial information (Pro Forma Statements) for Penn Octane give effect to the spin off of 100% of the limited partner units of Rio Vista to the common stockholders of Penn Octane (Spin-Off). The Pro Forma Statements are based on the available information and contain certain assumptions that Penn Octane deems appropriate. The Pro Forma Statements do not purport to be indicative of the financial position or results of operations of Penn Octane had the Spin-Off occurred on the dates indicated, nor are the Pro Forma Statements necessarily indicative of the future financial position or results of operations of Penn Octane. The Pro Forma Statements should be read in conjunction with the consolidated balance sheet of Penn Octane.

BALANCE  SHEET:

The unaudited pro forma condensed consolidated balance sheets assume that such transactions were consummated on April 30, 2004.

     (1) To record the exercise of the options granted to Shore and Mr. Richter to each acquire 25% of the limited liability company interests of the general partner of Rio Vista.
     (2) To reflect the transfer of assets from Penn Octane to Rio Vista in exchange for limited and general partnership interests.
     (3) To record the Spin-Off of Penn Octane's limited partnership interests in Rio Vista to its stockholders.
     (4)  To  reflect  minority  interest  in  the  equity  of  Rio  Vista.
     (5)  To  eliminate  intercompany  transactions  between Penn Octane and Rio
          Vista.
     (6) Represents the estimated intrinsic value associated with the (i) options granted to Shore and Mr. Richter to acquire a 50% interest in the general partner and (ii) options granted to Shore to acquire a 5% limited partnership interest in Rio Vista and 5% interest in the common shares of Penn Octane.
     (10) Taxable income, if any, resulting from the Spin-Off is assumed to be offset at April 30, 2004 by existing net operating loss carryforwards.

INCOME STATEMENT:

The unaudited pro forma condensed consolidated statements of income for the nine months ended April 30, 2004 assume that the Spin-Off was consummated as of August 1, 2003.

     (7) Represents the estimated intrinsic value associated with the (i) options granted to Shore and Mr. Richter to acquire a 50% interest in the general partner and (ii) options granted to shore to acquire a 5% limited partnership interest in Rio Vista and 5% interest in the common shares of Penn Octane.
     (8)  To  record  minority  interest  in  earnings  of  Rio  Vista.
     (9) Proforma earnings per share has been calculated based on pro forma weighted average shares outstanding for the nine months ended April 30, 2004
     (10) Taxable income, if any, resulting from the Spin-Off is assumed to be offset at April 30, 2004 by existing net operating loss carryforwards.

     (11) Penn Octane anticipates that it will incur additional direct costs, including tax related services, public listing fees and transfer fees resulting from Rio Vista becoming publicly traded.